SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2002

Regeneration Technologies, Inc.
(Exact name of issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-31271	59-3466543
(Commission File Number)	(IRS Employer Identification No.)

11621 Research Circle
Alachua, Florida 32615
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (386) 418-8888

One Innovation Drive
Alachua, Florida 32615
(Former address, if changed since last report.)

ITEM 5.    OTHER EVENTS.

On November 27, 2002, Regeneration Technologies, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

99.	Press release of the Company issued on November 27, 2002.

(All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENERATION TECHNOLOGIES, INC.
(Registrant)

	By	/s/ Brian K. Hutchison
Brian K. Hutchison
President and Chief Executive Officer

Dated: November 27, 2002

EXHIBIT INDEX

99	Press release, dated November 27, 2002.